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                                                                    EXHIBIT 21.1




               SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
                                (AS OF 12/31/99)


The following lists all of the subsidiaries of FelCor Lodging Trust Incorporated by name, state of organization and type of entity:

                                                              STATE OF
NAME OF SUBSIDIARY                                          ORGANIZATION                TYPE OF ENTITY
------------------                                          ------------                --------------
FelCor/CSS Hotels, L.L.C.                                     Delaware                  Limited Liability Company

FelCor/LAX Hotels, L.L.C.                                     Delaware                  Limited Liability Company

FelCor/CSS Holdings, L.P.                                     Delaware                  Limited Partnership

FelCor/St. Paul Holdings, L.P.                                Delaware                  Limited Partnership

FelCor/LAX Holdings, L.P.                                     Delaware                  Limited Partnership

Los Angeles International Airport Hotel                       Texas                     Limited Partnership
   Associates, L.P.

FelCor/Charlotte Hotel, L.L.C.                                Delaware                  Limited Liability Company

FelCor/Indianapolis Hotel, L.L.C.                             Delaware                  Limited Liability Company

E. S. Charlotte Limited Partnership                           Minnesota                 Limited Partnership

E.S. North, an Indiana Limited Partnership                    Indiana                   Limited Partnership

FelCor Eight Hotels, L.L.C.                                   Delaware                  Limited Liability Company

Promus/FCH Development Company, L.L.C.                        Delaware                  Limited Liability Company

Promus/FCH Condominium Company, L.L.C.                        Delaware                  Limited Liability Company

EPT Atlanta-Perimeter Center Limited                          Delaware                  Limited Partnership
   Partnership

EPT Austin Limited Partnership                                Delaware                  Limited Partnership

EPT Covina Limited Partnership                                Delaware                  Limited Partnership






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
                                                              STATE OF
NAME OF SUBSIDIARY                                          ORGANIZATION                TYPE OF ENTITY
------------------                                          ------------                --------------
EPT Kansas City Limited Partnership                           Delaware                  Limited Partnership

EPT Meadowlands Limited Partnership                           Delaware                  Limited Partnership

EPT Overland Park Limited Partnership                         Delaware                  Limited Partnership

EPT Raleigh Limited Partnership                               Delaware                  Limited Partnership

EPT San Antonio Limited Partnership                           Delaware                  Limited Partnership

FCH/DT Hotels, L.L.C.                                         Delaware                  Limited Liability Company

FCH/DT Holdings, L.P.                                         Delaware                  Limited Partnership

FCH/DT BWI Holdings, L.P.                                     Delaware                  Limited Partnership

Kingston Plantation Development Corp.                         Delaware                  Corporation

FCH/PSH, L.P.                                                 Pennsylvania              Limited Partnership

Promus/FelCor Lombard Venture                                 Illinois                  General Partnership

MHV Joint Venture                                             Texas                     General Partnership

Promus/FelCor Parsippany Venture                              New Jersey                General Partnership

Promus/FelCor San Antonio Venture                             Texas                     General Partnership

Promus/FelCor Hotels, L.L.C.                                  Delaware                  Limited Liability Company

Promus/FelCor Manager, Inc.                                   Delaware                  Corporation

Brighton at Kingston Plantation, L.L.C.                       Delaware                  Limited Liability Company

FelCor Hotel Operating Company, L.L.C.                        Delaware                  Limited Liability Company

FelCor Hospitality Company, L.L.C.                            Delaware                  Limited Liability Company

FelCor Hospitality Holding Company, L.L.C.                    Delaware                  Limited Liability Company



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
                                                              STATE OF
NAME OF SUBSIDIARY                                          ORGANIZATION                TYPE OF ENTITY
------------------                                          ------------                --------------
FelCor St. Louis Company, L.L.C.                              Delaware                  Limited Liability Company

FelCor Hotel Asset Company, L.L.C.                            Delaware                  Limited Liability Company

FelCor HHCL Company, L.L.C.                                   Delaware                  Limited Liability Company

FelCor Hotels GenPar, L.L.C.                                  Delaware                  Limited Liability Company

FelCor Hotels Limpar, L.L.C.                                  Delaware                  Limited Liability Company

FelCor Hotels Financing I, L.L.C.                             Delaware                  Limited Liability Company

FelCor Hotels Financing II, L.L.C.                            Delaware                  Limited Liability Company

FelCor Chat-Lem, L.L.C.                                       Delaware                  Limited Liability Company

FelCor Lodging Company, L.L.C.                                Delaware                  Limited Liability Company

FelCor Lodging Holding Company, L.L.C.                        Delaware                  Limited Liability Company

FelCor Philadelphia Center, L.L.C.                            Delaware                  Limited Liability Company

FelCor Pennsylvania Company, L.L.C.                           Delaware                  Limited Liability Company

FelCor Airport Utilities, L.L.C.                              Delaware                  Limited Liability Company

FelCor Salt Lake, L.L.C.                                      Delaware                  Limited Liability Company

FelCor Omaha Hotel Company, L.L.C.                            Delaware                  Limited Liability Company

FelCor Moline Hotel, L.L.C.                                   Delaware                  Limited Liability Company

FelCor Country Villa Hotel, L.L.C.                            Delaware                  Limited Liability Company

FelCor Marshall Motels, L.L.C.                                Delaware                  Limited Liability Company

FelCor Canada Holding GP, L.L.C.                              Delaware                  Limited Liability Company

FelCor Canada Co.                                             Nova Scotia               Unlimited Liability Company



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
                                                              STATE OF
NAME OF SUBSIDIARY                                          ORGANIZATION                TYPE OF ENTITY
------------------                                          ------------                --------------
FelCor Canada Holding, L.P.                                   Delaware                  Limited Partnership

FelCor Hotel Company, Ltd.                                    Texas                     Limited Partnership

FelCor Hotels Investments I, Ltd.                             Texas                     Limited Partnership

FelCor Hotels Investments II, Ltd.                            Texas                     Limited Partnership

HHHC GenPar, L.P.                                             Delaware                  Limited Partnership

City Center Hotel Associates                                  Pennsylvania              Limited Partnership

HI Chat-Lem/Iowa - New Orleans Venture                        Louisiana                 General Partnership

FHAC Nevada Holdings, L.L.C.                                  Nevada                    Limited Liablity Company

FHAC Texas Holdings, L.P.                                     Texas                     Limited Partnership

FelCor/MM Hotels, L.L.C.                                      Delaware                  Limited Liability Company

FelCor/MM Holdings, L.P.                                      Delaware                  Limited Partnership

FelCor Hotels GenPar II, L.L.C.                               Delaware                  Limited Liability Company

FelCor Hotel Company II, Ltd.                                 Texas                     Limited Partnership

FelCor/New Orleans Annex, L.L.C.                              Delaware                  Limited Liability Company

Park Central Joint Venture                                    Texas                     General Partnership

Tysons Corner Hotel Company, L.L.C.                           Delaware                  Limited Liability Company



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